SUPPLEMENT TO THE PROSPECTUS

OF

WELLS FARGO ADVANTAGE MONEY MARKET FUNDS

  (the “Funds”)

Effective May 1, 2012, the Funds’ prospectus offering Class A, Class B and Class C shares is amended to reflect the following change.

                In the section “Investments in Money Market Fund Class C Shares – CDSC Waivers,” the last two bullet points are removed and replaced with the following:

We waive the Class C shares CDSC for redemptions by employer-sponsored retirement plans where the dealer of record waived its commission as the time of purchase.

February 10, 2012                                                                                                                               MMR022/P1201S2